                                                                    EXHIBIT 10.9



                                    MAY 2004

                        (1)   ALEXANDER CATTO AND OTHERS

                        (2)   BAM! ENTERTAINMENT, INC

                             SUPPLEMENTAL AGREEMENT
                                     TO THE
                            SHARE PURCHASE AGREEMENT
    (RELATING TO THE SALE AND PURCHASE OF THE ENTIRE ISSUED SHARE CAPITAL OF
                            SOE DEVELOPMENT LIMITED)

                             [LAWRENCE GRAHAM LOGO]

THIS AGREEMENT is made the day of May 2004

BETWEEN:

(1)   THE SEVERAL PERSONS whose names and addresses are set out in column (1) of schedule 1 hereto (the "Sellers"); and

(2)   BAM ENTERTAINMENT, INC a Delaware corporation (the "Buyer")

WHEREAS

(A) This Agreement is supplemental to a Share Purchase Agreement made between the parties hereto dated 18 March 2004 relating to the acquisition of the entire issued share capital of the Company ("SOED SPA").

(B) This Agreement sets out terms which have been agreed between the parties and which amend the terms of the SOED SPA.

NOW IT IS HEREBY AGREED as follows:

1.    DEFINITIONS AND INTERPRETATION

      Definitions used in the SOED SPA shall have the same meaning in this Agreement

2.    AMENDMENTS

2.1   In Clause 1.1 a new definition shall be inserted as follows:

      "Warrant Deed" the Warrant Shares Registration Rights Agreement, in the approved terms, but incorporating appropriate provisions regarding the creation of the Warrants over the shares as provided in clauses 6.5.5 and
      20.1.2 and appropriate adjustments to protect the holders against dilution in connection with for instance further issues of Common Stock by the Buyer,

2.2   Clause 6.2.3 shall be deleted.

2.3   Clause 6.2.4 shall be amended so that it shall read as follows:-

      "6.2.4 Resignation letters in the agreed form (which shall provide for the directors to resign on repayment in full of the Company Loan Stock) executed as deeds by Alexander Catto as Director and Andrew Lapping as Director and Secretary of the Company".

2.4   A new clause 6.3.6 shall be inserted as follows:

      "6.3.6 the Warrant Deed duly executed by them"

2.5   Clause 6.5.1 shall be amended so that it shall read as follows:-

      "Pay or cause to be paid to the Company and procure that the Company shall pay to the Sellers Solicitors (whose receipt should be a sufficient discharge) and who shall be responsible for distributing such monies on a pro rata basis amongst the holders of the Company's Loan Stock (as listed in column 1 of Schedule 2) sums equivalent to:

      (i) the nominal value of the Company Loan Stock set against the name of each holder in column 4 of Schedule 2 to this agreement;

      (ii) outstanding interest on such Company Loan Stock as set against the name of each holder of Company Loan Stock appearing in column 5 of
            Schedule 2 to this agreement;

      (iii) pay to the Sellers' Solicitors by way of indemnity those legal fees referred to in Clause 11.

2.6   The following new clause shall be inserted as Clause 6.5.5 as follows:

      "6.5.5 In consideration for the holders of the Company Loan Stock agreeing to defer repayment of the Company Loan Stock on the terms set out in this Agreement, issue 1,071,000 warrants to subscribe for new shares in the Buyer at a price being the lower of 70 cents a share or a price equal to the average middle market price for the Common Stock of the Buyer for the five business days prior to subscription to be apportioned between the holders of the Company Loan Stock on a pro rata basis as set against the name of each Seller in column 6 of Schedule 2".

2.7   A new clause 6.11 shall be added which shall read as follows:

      "6.11 Until such time as the Company Loan Stock shall be repaid in full, the Buyer shall provide or procure the provision to the Directors of SOED of a written monthly report on the development of the game ("State of Emergency II"), anticipated release dates for the game in each territory, sales and marketing strategy for the game and all other information concerning the game as may from time to time be reasonably requested by the Board".

2.8 Clause 11, "Costs and Expenses" shall be amended to include at the commencement thereof:

      "Save for the legal fees of the Sellers (including VAT thereon and any disbursements) incurred from the 10 May 2004 until Completion and also in connection with the redemption of Company Loan Stock as provided in clauses 21.1(i) and (ii) and without prejudice to the existing obligation of VIS to pay on Completion the legal costs of the Sellers in connection with the transaction contemplated in the SOED SPA."

2.9   A new Clause 20 shall be added which shall read as follows:-

      "20.1 In consideration for the holders of the Company Loan Stock agreeing to defer repayment of the Company Loan Stock on the terms set out in this Agreement, the parties agree that Hamilton Portfolio Limited and Cairnsea Investments Limited will together be entitled on Completion to an arrangement fee from the Buyer to be divided equally between them as follows:

      20.1.1 A cash payment of US$210,000 which shall be paid forthwith when the Company Loan Stock has been redeemed in full;

      20.1.2 428,500 warrants to subscribe for new shares in the Buyer at a price being the lower of 70 cents per share or a price equal to the average middle market price for the common Stock of the Buyer for the five business days prior to subscription.

2.10  A new Clause 21 shall be added which shall read as follows:-

      *REPAYMENT OF REMAINING BALANCE OF OUTSTANDING COMPANY LOAN STOCK, INTEREST AND COSTS

      21.1 Following the payment to be made by the Buyer pursuant to Clause
      6.5.1 as amended by this Agreement, the balance of the Company Loan Stock then outstanding shall be discharged together with interest thereon (notwithstanding any terms of any other agreement relating to the Company Loan Stock) by the Buyer pro rata amongst the holders of the Company Loan Stock as follows:-

      (i) The sterling equivalent of US$1 million (based on the Exchange Rate prevailing on the Completion of the SOED SPA) of the Company Loan Stock (and any outstanding interest thereon) shall be so discharged on or before 30 September 2004 in the amounts (ignoring interest) set against the name of each holder of Company Loan Stock in column 7 of Schedule 2 to this agreement;

      (ii) The balance of the Company Loan Stock (and any outstanding interest thereon) shall be so discharged on the first business day following the first anniversary of Completion in the amounts (ignoring interest) set against the name of each holder of Company Loan Stock in column 8 of Schedule 2 to this agreement.

      21 .2 Unless otherwise agreed between the Buyer and the holders of the Company Loan Stock, interest thereon shall accrue as currently provided by its terms and be paid on a quarterly basis (notwithstanding any terms of any other agreement relating to the Company Loan Stock)".

      21.3 Upon each redemption of Company Loan Stock as provided in clauses 21 .1(1) and (II) the Buyer shall fully and effectively indemnify the holders of Company Loan Stock in respect of their reasonable legal fees incurred in connection with such redemption.

2.11  A new Clause 22 shall be added which shall read as follows:-

      "22 The parties agree that the Company's funding obligations under the terms of a Development Agreement dated 10 October 2003 shall terminate on Completion. In all other respects the terms of such Development Agreement shall continue in full force and effect."

2.12  A new Clause 23 shall be added which shall read as follows:

      "Early Repayment

      23.1 Following Completion the Buyer shall procure that Mr Williams as its representative and Mr Catto representing the Sellers shall agree milestones which, if not achieved, would result in the outstanding Company Loan Stock, and other amounts due from the Buyer to the Sellers being due and payable immediately.

      23.2 Failure to pay the monies set out in clause 6.5.1 or discharge or redeem the Company Loan Stock by the dates set out in either clause 21 .1
      (i) or (ii) shall render all amounts then owing to the holders of the Company Loan Stock including any outstanding Company Loan Stock immediately payable and the provisions of clause 23.3 below shall apply.

      23.3 Pending payment of the amounts which have become due pursuant to Clause 23.1 the Sellers shall be entitled to default interest at a rate of 10 per cent per annum on such amounts (including interest) then outstanding."

2.13  A new Clause 24 shall be added which shall read as follows:

      "Appointment of Directors

      24. Until such time as the Company Loan Stock and all other amounts due pursuant to clauses 21.2 and 21.3 have been repaid in full, the Buyer (including any subsidiary undertaking) shall only be entitled to appoint or request the appointment of one director to the Company. The Buyer shall use its rights as a shareholder of the Company or otherwise to procure that no director appointments exceeding such number occur and that neither Mr Catlo nor Mr Lapping are removed as directors."

2.14  A new clause 25 shall be added which shall read as follows:

      "Bank Account

      25. Until such time as the Company Loan Stock and all other amounts due pursuant to clauses 21.2 and 21.3 have been repaid in full, no director, employee, agent or representative of the Buyer (or any subsidiary undertaking) shall have the right to operate any bank account in the name of the Company or be included on any bank mandate relating to such account(s) or have any right to sign any cheques or other financial instruments on behalf of the Company or provide any authorisations or instructions to any such bank."

3.    ENTIRE AGREEMENT AND CONSENTS

3.1 This agreement together with the terms of the SOED SPA which are not amended or varied by it, constitutes the entire agreement between the parties with respect to its subject matter. It supersedes all previous agreements and understandings between the parties.

3.2 Each of the Sellers hereby gives their consent, as required by Clause 3.4 of the SOED SPA, to the waiver of the Conditions set out in Clause 3.1.

4.    GOVERNING LAW AND JURISDICTION

      This agreement is governed by and shall be construed in accordance with English law and the parties hereto submit to the exclusive jurisdiction of the English Courts in respect of any dispute arising from this agreement.

AS WITNESS whereof this agreement has been executed the day and year first before written.

                                   SCHEDULE 1

                                   THE SELLERS

        NAME                                 ADDRESS
        ----                                 -------
Patrick Burns                   Flat 2
                                5 Argyle Park Terrace
                                Edinburgh EH9 1JY

Peter Baillie                   5 Norwood Crescent
                                Dundee DD2 1PD

John Boyle                      44 Westbourne Gardens, Kelvinside,
                                Glasgow G12 9QX

Alexander Gordon Catto          79 Mount Street, London W1K 2SN

        NAME                                 ADDRESS
        ----                                 -------
Brendon Clouston                2 Wilton Terrace, London SW1X 8RR

Coppertop Concepts Limited      Green Lane, Lasswade, EH18 1HE

Lord Catto's Settlement of      Clarebell House, 6 Cork Street, London
November 1976                   W15 3NX

Noble Grossart Investments      48 Queen Street, Edinburgh EH2 3NR
Limited

AB Services                     37 Peter Street, Manchester M2 5GB

David Brock                     Windyridge, 44 Beechwood Avenue,
                                Little Chalfont, Buckinghamshire MP6
                                6PN

        NAME                                 ADDRESS
        ----                                 -------
Paul Chastnutt                  Oakhurst House, St Leonards Hill,
                                Windsor SL4 4AJ

John Fickling                   Hudworth Tower, Castle Eden, County
                                Durham TS27 4SJ

Five Oceans Foundation          West Compton House, West Compton,
                                Nr Dorchester, Dorset DT2 0EY

Andrew Fraser                   16 Lord North Street, London SW1P
                                3LD

Jonathan Home                   Woodland Court, Kempshott,
                                Basingstoke, Hampshire RG23 7NL

Anthony Kennan                  21 Moor Crescent. Newcastle-upon-
                                Tyne NE3 4AP

        NAME                                 ADDRESS
        ----                                 -------
Northern Edge Limited           91 Mitchell Street, Glasgow G1 3LN

Carl Openshaw                   2 Calverly Park, Tunbridge Wells, Kent
                                TN1 2SH

Linda Reid                      1 Fingalton Road, Newton Mearns,
                                Glasgow G77 6PA

Ian Cleland Ritchie             Coppertop, Green Lane, Lasswade,
                                EH18 1HE

William Martin Ritchie          4 Buckstane Park, Edinburgh EH10
                                6PA

Simon Rogers                    West Farm House, Newton Tony,
                                Salisbury, SP4 0HF

        NAME                                 ADDRESS
        ----                                 -------
Scottish Enterprise             150 Broomlelaw
                                Atlantic Quay
                                Glasgow G2 8LU

Jullan Summer                   South Farm, Water Eaton, Swindon,
                                Wiltshire SN6 6JV

TBI Financial Services          1st Floor, The Robert Cort Building,
Limited                         Elgar Road South, Reading, Berkshire
                                RG2 0DL

The Hamilton Portfolio          91 Mitchell Street, Glasgow, G1 3LN
Investments Limited

Christiaan van der Kuyl         Balmyle, Balmyle Road, Broughty
                                Ferry, Dundee DD5 1JJ

TOTAL SHARES

                                   SCHEDULE 2

                                   LOAN NOTES

   COLUMN 1              COLUMN 2           COLUMN 3     COLUMN 4          COLUMN 5      COLUMN 6       COLUMN 7         COLUMN 8
----------------   ----------------------   --------  -------------    ----------------  ---------   --------------  ---------------
                                                                                                       STERLING
                                                                                                     EQUIVALENT OF
                                                                                                     US$ 1 MILLION
                                                                       INTEREST DUE TO               OF LOAN STOCK      AMOUNT OF
                                                        AMOUNT OF         COMPLETION                 (AND INTEREST)   LOAN STOCK TO
                                             NUMBER    LOAN STOCK         DATE BEFORE                 TO BE REPAID      BE REPAID
                                             OF LOAN    REPAID ON      DEDUCTION OF TAX  NUMBER OF     PURSUANT TO     PURSUANT TO
     NAME                 ADDRESS             NOTES   COMPLETION(L)          (L)          WARRANTS   CLAUSE 21.1(i)  CLAUSE 21.1(ii)
----------------   ----------------------   --------  -------------    ----------------  ---------   --------------  ---------------
John Boyle         44 Westbourne            177,289     56732.48          11,637.50        76718
                   Gardens, Kelvinside,
                   Glassgow G12 9QX

Alexander          79 Mount Street,          88,645      28366.4           5,820.37        38359
Gordon Catto       London W1K 2SN

   COLUMN 1              COLUMN 2           COLUMN 3     COLUMN 4          COLUMN 5      COLUMN 6       COLUMN 7         COLUMN 8
----------------   ----------------------   --------  -------------    ----------------  ---------   --------------  ---------------
                                                                                                       STERLING
                                                                                                     EQUIVALENT OF
                                                                                                     US$ 1 MILLION
                                                                       INTEREST DUE TO               OF LOAN STOCK      AMOUNT OF
                                                        AMOUNT OF         COMPLETION                 (AND INTEREST)   LOAN STOCK TO
                                             NUMBER    LOAN STOCK         DATE BEFORE                 TO BE REPAID      BE REPAID
                                             OF LOAN    REPAID ON      DEDUCTION OF TAX  NUMBER OF     PURSUANT TO     PURSUANT TO
     NAME                 ADDRESS             NOTES   COMPLETION(L)          (L)          WARRANTS   CLAUSE 21.1(i)  CLAUSE 21.1(ii)
----------------   ----------------------   --------  -------------    ----------------  ---------   --------------  ---------------
Bredon             2 Wilton Terrace,         133690      42780.8           6,072.72        57851
Clouston           London SW1X 8RR

Coppertop          Green Lane, Lasswade,     25,780       8249.6            1693.14        11157
Concepts           EH18 1 HE
Limited

Lord Catto's       Clarebell House, 6        88,645     28366.40           5,820.37        38359
Settlement of      Cork Street, London
November           W15 3NX
1976

   COLUMN 1              COLUMN 2           COLUMN 3     COLUMN 4          COLUMN 5      COLUMN 6       COLUMN 7         COLUMN 8
----------------   ----------------------   --------  -------------    ----------------  ---------   --------------  ---------------
                                                                                                       STERLING
                                                                                                     EQUIVALENT OF
                                                                                                     US$ 1 MILLION
                                                                       INTEREST DUE TO               OF LOAN STOCK      AMOUNT OF
                                                        AMOUNT OF         COMPLETION                 (AND INTEREST)   LOAN STOCK TO
                                             NUMBER    LOAN STOCK         DATE BEFORE                 TO BE REPAID      BE REPAID
                                             OF LOAN    REPAID ON      DEDUCTION OF TAX  NUMBER OF     PURSUANT TO     PURSUANT TO
     NAME                 ADDRESS             NOTES   COMPLETION(L)          (L)          WARRANTS   CLAUSE 21.1(i)  CLAUSE 21.1(ii)
----------------   ----------------------   --------  -------------    ----------------  ---------   --------------  ---------------
Noble              48 Queen Street,           5,702      1824.64             373.73         2467
Grossart           Edinburgh EH2 3NR
Investment
Limited

AB Services        37 Peter Street,         198,000        63360           8,671.22        85680
                   Manchester M2 5GB

David Brock        Windyridge 44             19,800         6336           1,135.12         8568
                   Beechwood Avenue,
                   Little Chalfont,
                   Buckinghamshire MP6
                   6PN

   COLUMN 1              COLUMN 2           COLUMN 3     COLUMN 4          COLUMN 5      COLUMN 6       COLUMN 7         COLUMN 8
----------------   ----------------------   --------  -------------    ----------------  ---------   --------------  ---------------
                                                                                                       STERLING
                                                                                                     EQUIVALENT OF
                                                                                                     US$ 1 MILLION
                                                                       INTEREST DUE TO               OF LOAN STOCK      AMOUNT OF
                                                        AMOUNT OF         COMPLETION                 (AND INTEREST)   LOAN STOCK TO
                                             NUMBER    LOAN STOCK         DATE BEFORE                 TO BE REPAID      BE REPAID
                                             OF LOAN    REPAID ON      DEDUCTION OF TAX  NUMBER OF     PURSUANT TO     PURSUANT TO
     NAME                 ADDRESS             NOTES   COMPLETION(L)          (L)         WARRANTS    CLAUSE 21.1(i)  CLAUSE 21.1(ii)
----------------   ----------------------   --------  -------------    ----------------  ---------   --------------  ---------------
Paul               Oakhurst  House, St       99,000       31680            4,335.61        42840
Chestnut:          Leonards Hill, Windsor
                   SL4 4AJ

John Fickling      Hudworth Tower,           99,000       31680            4,335.61        42840
                   Castle Eden, County
                   Durham TS27 4SJ

Five Oceans        West Compton House,       99,000       31680            4,335.61        42840
Foundation         West Compton. Nr
                   Dorchester, Dorset DT2
                   OEY

   COLUMN 1              COLUMN 2           COLUMN 3     COLUMN 4          COLUMN 5      COLUMN 6       COLUMN 7         COLUMN 8
----------------   ----------------------   --------  -------------    ----------------  ---------   --------------  ---------------
                                                                                                       STERLING
                                                                                                     EQUIVALENT OF
                                                                                                     US$ 1 MILLION
                                                                       INTEREST DUE TO               OF LOAN STOCK      AMOUNT OF
                                                        AMOUNT OF         COMPLETION                 (AND INTEREST)   LOAN STOCK TO
                                             NUMBER    LOAN STOCK         DATE BEFORE                 TO BE REPAID      BE REPAID
                                             OF LOAN    REPAID ON      DEDUCTION OF TAX  NUMBER OF     PURSUANT TO     PURSUANT TO
     NAME                 ADDRESS             NOTES   COMPLETION(L)          (L)         WARRANTS    CLAUSE 21.1(i)  CLAUSE 21.1(ii)
----------------   ----------------------   --------  -------------    ----------------  ---------   --------------  ---------------
Andrew             16 Lord North Street,     29,700         9504           1,702.67        12852
Fraser             London SW1P 3LD

Jonathan           Woodland Court,           123750        39600           5,419.51        53550
Home               Kempshott,
                   Basingstoke,
                   Hampshire RG23 7NL

Anthony            21 Moor Crescent.          99990     31996.80           4,378.97        43268
Kennan             Newcastle-upon-Tyne
                   NE3 4AP

   COLUMN 1              COLUMN 2           COLUMN 3     COLUMN 4          COLUMN 5      COLUMN 6       COLUMN 7         COLUMN 8
----------------   ----------------------   --------  -------------    ----------------  ---------   --------------  ---------------
                                                                                                       STERLING
                                                                                                     EQUIVALENT OF
                                                                                                      US$1 MILLION
                                                                       INTEREST DUE TO               OF LOAN STOCK      AMOUNT OF
                                                        AMOUNT OF         COMPLETION                 (AND INTEREST)   LOAN STOCK TO
                                             NUMBER    LOAN STOCK         DATE BEFORE                  TO BE REPAID      BE REPAID
                                             OF LOAN    REPAID ON      DEDUCTION OF TAX  NUMBER OF     PURSUANT TO     PURSUANT TO
     NAME                 ADDRESS             NOTES   COMPLETION(L)          (L)          WARRANTS   CLAUSE 21.1(i)  CLAUSE 21.1(ii)
----------------   ----------------------   --------  -------------    ----------------  ---------   --------------  ---------------
Northern           91 Mitchell Street,         9,900      3168              567.56          4284
Edge Limited       Glasgow G1 3LN

Carl               2 Calverly Park,           19,800      6336            1,135.12          8568
Openshaw           Tunbridge wells, Kent
                   TN1 2SH

Linda Reid         1 Fingalton Road,          148500     47520            6,503.41         64260
                   Newton Mearns,
                   Glasgow G77 6PA

   COLUMN 1              COLUMN 2           COLUMN 3     COLUMN 4          COLUMN 5      COLUMN 6       COLUMN 7         COLUMN 8
----------------   ----------------------   --------  -------------    ----------------  ---------   --------------  ---------------
                                                                                                       STERLING
                                                                                                     EQUIVALENT OF
                                                                                                      US$1 MILLION
                                                                       INTEREST DUE TO               OF LOAN STOCK      AMOUNT OF
                                                        AMOUNT OF         COMPLETION                 (AND INTEREST)   LOAN STOCK TO
                                             NUMBER    LOAN STOCK         DATE BEFORE                  TO BE REPAID      BE REPAID
                                             OF LOAN    REPAID ON      DEDUCTION OF TAX  NUMBER OF     PURSUANT TO     PURSUANT TO
     NAME                 ADDRESS             NOTES   COMPLETION(L)          (L)          WARRANTS   CLAUSE 21.1(i)  CLAUSE 21.1(ii)
----------------   ----------------------   --------  -------------    ----------------  ---------   --------------  ---------------
Ian Cleland        Coppertop, Green           165330     52905.6           7,240.47        71543
Ritchie            Lane, Lasswade, EH18
                   1HE

William            4 Buckstane Park,          19,800        6336           1,135.12         8568
Martin Ritchie     Edinburgh EH10 6PA

Simon              West Farm House,           123750       39600           5,419.51        53550
Rogers             Newton Tony,
                   Salisbury, SP4 0HF

   COLUMN 1              COLUMN 2           COLUMN 3     COLUMN 4          COLUMN 5      COLUMN 6       COLUMN 7         COLUMN 8
----------------   ----------------------   --------  -------------    ----------------  ---------   --------------  ---------------
                                                                                                       STERLING
                                                                                                     EQUIVALENT OF
                                                                                                      US$1 MILLION
                                                                       INTEREST DUE TO               OF LOAN STOCK      AMOUNT OF
                                                        AMOUNT OF         COMPLETION                 (AND INTEREST)   LOAN STOCK TO
                                             NUMBER    LOAN STOCK         DATE BEFORE                  TO BE REPAID      BE REPAID
                                             OF LOAN    REPAID ON      DEDUCTION OF TAX  NUMBER OF     PURSUANT TO     PURSUANT TO
     NAME                 ADDRESS             NOTES   COMPLETION(L)          (L)          WARRANTS   CLAUSE 21.1(i)  CLAUSE 21.1(ii)
----------------   ----------------------   --------  -------------    ----------------  ---------   --------------  ---------------
Scottish           150 Broomielaw,            40,590     12988.8            2,236.99       17564
Enterprise         Atlantic Quary,
                   Glasgow G2 8LU

Julian             South Farm, Water          99,000       31680            4,335.61       42840
Summer             Eaton, Swindon,
                   Wiltshire SN6 6JV

TBI Financial      1st Floor, The Robert      19,800        6336            1,135.12        8568
Services           Cort Building, Elgar
Limited            Road South, Reading,
                   Berkshire RG2 0DL

   COLUMN 1              COLUMN 2           COLUMN 3     COLUMN 4          COLUMN 5      COLUMN 6       COLUMN 7         COLUMN 8
----------------   ----------------------  ---------  -------------    ----------------  ---------   --------------  ---------------
                                                                                                       STERLING
                                                                                                     EQUIVALENT OF
                                                                                                      US$1 MILLION
                                                                       INTEREST DUE TO               OF LOAN STOCK      AMOUNT OF
                                                        AMOUNT OF         COMPLETION                 (AND INTEREST)   LOAN STOCK TO
                                            NUMBER     LOAN STOCK         DATE BEFORE                  TO BE REPAID      BE REPAID
                                            OF LOAN     REPAID ON      DEDUCTION OF TAX  NUMBER OF     PURSUANT TO     PURSUANT TO
     NAME                 ADDRESS            NOTES    COMPLETION(L)          (L)          WARRANTS   CLAUSE 21.1(i)  CLAUSE 21.1(ii)
----------------   ----------------------  ---------  -------------    ----------------  ---------   --------------  ---------------
The Hamilton       91 Mitchell Street,        268290     85852.8          11,749.50       116096
Portfolio          Glasgow, G1 3LN
Investments
Limited

Christiaan         Balmyle, Balmyle Road,     272250       87120          11922.93        117810
van der Kuyl       Broughty Ferry,
                   Dundee DD5 1JJ

TOTAL                                      2,475,000                    119,203.46

IN WITNESS WHEREOF,
the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized,
as of this       date of May, 2004

Signed by
BAM! ENTERTAINMENT, INC
acting by:

/s/ R MUSCI

R MUSCI
CHIEF EXECUTIVE OFFICER

Signed by
CHRISTIAN RICHARD DAVID VAN DER KUYL    /s/ ALEXANDER CATTO as his attorney
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ ADRIAN JOYCE
                                        --------------------------------------
Witness name                            Adrian Joyce
                                        --------------------------------------
Address                                 50 Victoria [illegible]
                                        --------------------------------------
                                        London [illegible]
                                        --------------------------------------

                                        --------------------------------------

Signed by
PATRICK BURNS                           /s/ ALEXANDER CATTO as his attorney
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ ADRIAN JOYCE
                                        --------------------------------------
Witness name                            Adrian Joyce
                                        --------------------------------------
Address
                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------

Signed by
PETER BAILLIE                           /s/ ALEXANDER CATTO as his attorney
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ ADRIAN JOYCE
                                        --------------------------------------
Witness name                            Adrian Joyce
                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------

Signed by
BRENDAN CLOUSTON                        /s/ ALEXANDER CATTO as his attorney
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ ADRIAN JOYCE
                                        --------------------------------------
Witness name                            Adrian Joyce
                                        --------------------------------------
Address
                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------

*Andrew Lapping as attorney for


Signed by
*JOHN FICKLING                          /s/ ANDREW LAPPING
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ LOUISE MAHON
                                        --------------------------------------
Witness name                            Louise Mahon
                                        --------------------------------------
Address                                 70 Wellington Street
                                        --------------------------------------
                                        Glasgow
                                        --------------------------------------
                                        G2 G5B
                                        --------------------------------------

Signed by
DAVID BROCK                             /s/ ALEXANDER CATTO as his attorney
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ ADRIAN JOYCE
                                        --------------------------------------
Witness name                            Adrian Joyce
                                        --------------------------------------
Address
                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------

Signed by
IAN CLELAND RITCHIE                     /s/ ALEXANDER CATTO as his attorney
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ ADRIAN JOYCE
                                        --------------------------------------
Witness name                            Adrian Joyce
                                        --------------------------------------
Address
                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------

Signed by
*ANTHONY KENNAN                         /s/ ANDREW LAPPING
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ LOUISE MAHON
                                        --------------------------------------
Witness name                            Louise Mahon
                                        --------------------------------------
Address                                 70 Wellington Street
                                        --------------------------------------
                                        Glasgow
                                        --------------------------------------
                                        G2 G5B
                                        --------------------------------------

*Andrew Lapping as attorney for



Signed by
*PAUL CHESTNUTT                         /s/ ANDREW LAPPING
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ LOUISE MAHON
                                        --------------------------------------
Witness name                            Louise Mahon
                                        --------------------------------------
Address                                 70 Wellington Street
                                        --------------------------------------
                                        Glasgow G2 G5B
                                        --------------------------------------

                                        --------------------------------------

Signed by
*SIMON ROGERS                           /s/ ANDREW LAPPING
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ LOUISE MAHON
                                        --------------------------------------
Witness name                            Louise Mahon
                                        --------------------------------------
Address                                 70 Wellington Street
                                        --------------------------------------
                                        Glasgow G2 G5B
                                        --------------------------------------

                                        --------------------------------------

Signed by
*JONATHAN HORNE                         /s/ ANDREW LAPPING
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ LOUISE MAHON
                                        --------------------------------------
Witness name                            Louise Mahon
                                        --------------------------------------
Address                                 70 Wellington Street
                                        --------------------------------------
                                        Glasgow G2 G5B
                                        --------------------------------------

                                        --------------------------------------

Signed by
WILLIAM MARTIN RITCHIE                  /s/ WILLIAM RITCHIE
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ NEIL MacLENNAN
                                        --------------------------------------
Witness name                            Neil MacLennan
                                        --------------------------------------
Address                                 20 Castle Terrace
                                        --------------------------------------
                                        Edinburgh
                                        --------------------------------------
                                        EHI 2EN
                                        --------------------------------------

                                                                         PAGE 24
*Andrew Lapping as attorney for



Signed by
CARL OPENSHAW                           /s/ ALEXANDER CATTO as his attorney
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ ADRIAN JOYCE
                                        --------------------------------------
Witness name                            Adrian Joyce
                                        --------------------------------------
Address
                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------

Signed by
ANDREW FRASER                           /s/ ALEXANDER CATTO as his attorney
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ ADRIAN JOYCE
                                        --------------------------------------
Witness name                            Adrian Joyce
                                        --------------------------------------
Address
                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------

Signed by
JULIAN SUMMER                           /s/ ALEXANDER CATTO as his attorney
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ ADRIAN JOYCE
                                        --------------------------------------
Witness name                            Adrian Joyce
                                        --------------------------------------
Address
                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------

Signed by
*LINDA REID                             /s/ ANDREW LAPPING
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ LOUISE MAHON
                                        --------------------------------------
Witness name                            Louise Mahon
                                        --------------------------------------
Address                                 70 Wellington Street
                                        --------------------------------------
                                        Glasgow G2 G5B
                                        --------------------------------------

                                        --------------------------------------

*Andrew Lapping as attorney for



Signed by
ALEXANDER GORDON CATTO                  /s/ ALEXANDER CATTO
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ ADRIAN JOYCE
                                        --------------------------------------
Witness name                            Adrian Joyce
                                        --------------------------------------
Address
                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------

Signed by
*JOHN BOYLE                             /s/ ANDREW LAPPING
                                        --------------------------------------
In the presence of:

Witness signature                       /s/ LOUISE MAHON
                                        --------------------------------------
Witness name                            Louise Mahon
                                        --------------------------------------
Address                                 70 Wellington Street
                                        --------------------------------------
                                        Glasgow G2 G5B
                                        --------------------------------------

                                        --------------------------------------

Signed by
NORTHERN EDGE LIMITED                        /s/ ANDREW LAPPING
acting by:

Signed by
TBI FINANCIAL SERVICES LIMITED               /s/ ALEXANDER CATTO as its attorney
acting by:

Signed by
FIVE OCEANS FOUNDATION                       /s/ ALEXANDER CATTO as its attorney
acting by:

Signed by
AB SERVICES                                  /s/ ANDREW LAPPING
acting by:

Signed by
THE HAMILTON PORTFOLIO                       /s/ ANDREW LAPPING
INVESTMENTS LIMITED
acting by:

SEALED with the COMMON SEAL
And SUBSCRIBED for and on behalf of
SCOTTISH ENTERPRISE                          /s/ [illegible] [Seal]
acting by:

Signed by
LORD CATTO'S SETTLEMENT OF                   /s/ ALEXANDER CATTO as its attorney
NOVEMBER 1976
acting by:

Signed by
COPPERTOPS CONCEPTS LIMITED                  /s/ ALEXANDER CATTO as its attorney
acting by:

Signed by
NOBLE GROSSART INVESTMENTS                /s/ ROGER BROWN, Director
LIMITED
acting by: Roger Brown
           Director

                                       27